UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  December 1, 2011
(Date of earliest event reported)

NOVELOS THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-119366	04-3321804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Gateway Center, Suite 504
Newton, MA  02458
(Address of principal executive offices)

(617) 244-1616
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Underwriting Agreement and Warrants

On December 1, 2011, Novelos Therapeutics, Inc. (the "Company") entered into an Underwriting Agreement (the "Underwriting Agreement") with Rodman and Renshaw, LLC (the “Underwriter”) relating to the issuance and sale by the Company of 10,081,667 units at a public offering price of $0.60 per unit ($0.57 per unit, net of underwriting discounts and commissions, to the Company). Each unit consists of one share of common stock and a warrant to purchase one share of common stock. The warrants are exercisable at $0.60 per share and expire on December 6, 2016, the fifth anniversary of the date of issuance. Pursuant to the Underwriting Agreement, the Company granted the Underwriter a 45-day option to purchase up to an additional 1,512,250 units on the same terms to cover over-allotments, if any. The offer and sale of the shares and warrants, and the shares of common stock issuable upon exercise of the warrants, have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to an effective registration statement on Form S-1 (File No. 333-175284) of the Company, as supplemented by the Prospectus Supplement dated December 1, 2011. The sale of the units pursuant to the Underwriting Agreement closed on December 6, 2011.

The Underwriting Agreement contains customary representations, warranties and covenants of the parties and indemnification and contribution provisions under which the Company, on the one hand, and the Underwriter, on the other hand, have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act.

The summary of the Underwriting Agreement set forth in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to such agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference in this Item.

ITEM 7.01	REGULATION FD DISCLOSURE

On December 7, 2011, the Company issued a press release entitled “Novelos Therapeutics Closes $6.0 Million Public Offering.” A copy of the press release is furnished as Exhibit 99.1 and is incorporated by reference in this Item.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

c)	Exhibits

Number	Title

1.1	Underwriting Agreement dated December 1, 2011 between the Company and Rodman and Renshaw, LLC

99.1	Press Release dated December 7, 2011 entitled “Novelos Therapeutics Closes $6.0 Million Public Offering”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 7, 2011	NOVELOS THERAPEUTICS, INC.

	By:	/s/ Harry S. Palmin
Harry S. Palmin
President and Chief Executive Officer

EXHIBIT INDEX

Number	Title

1.1	Underwriting Agreement dated December 1, 2011 between the Company and Rodman and Renshaw, LLC

99.1	Press Release dated December 7, 2011 entitled “Novelos Therapeutics Closes $6.0 Million Public Offering”